UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 27, 2012____________________

ESCALADE, INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

0-6996	13-2739290
(Commission File Number)	(IRS Employer Identification No.)

817 Maxwell Ave, Evansville, Indiana	47711
(Address of Principal Executive Offices)	(Zip Code)

(812) 467-4449
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07 – Submission of Matters to a Vote of Security Holders

On April 27, 2012, Escalade, Incorporated (the “Company”) held its Annual Meeting of Stockholders for which the Board of Directors solicited proxies. At the Annual Meeting, the stockholders voted on the election of directors, the appointment of the Company’s independent registered public accounting firm for the Company’s 2012 fiscal year, the re-approval of the performance criteria and goals under the Escalade, Incorporated 2007 Incentive Plan, and the approval of an amendment to the Escalade, Incorporated 2007 Incentive Plan.

In the election of directors, as described in the Company’s proxy statement relating to the Annual Meeting, the three incumbent directors whose terms were expiring were nominated for reelection for a two-year term. The four other incumbent directors are currently serving a two year term that will expire at the 2013 Annual Meeting. The results of the voting in the election of directors are as follows:

	Number of Votes
Director Nominee	For	Withheld

George Savitsky	7,668,170	1,092,672
Richard D. White	7,650,620	1,110,222
Edward E. Williams	7,326,637	1,434,205

Therefore, Messrs. Savitsky, White, and Williams were elected to the Board. There were 3,615,063 broker non-votes with respect to the election of each of the nominees.

As to the appointment of the firm, BKD, LLP to serve as the Company’s independent registered public accounting firm for the Company’s 2012 fiscal year, the Company’s stockholders ratified such appointment by a vote of 11,767,321 shares FOR, 604,321 shares AGAINST, and 4,263 shares ABSTAINED, with no broker non-votes. Therefore, the appointment of BKD, LLP was approved.

As to the re-approval of the performance criteria and goals under the Escalade, Incorporated 2007 Incentive Plan, the Company’s stockholders ratified the re-approval by a vote of 7,690,010 shares FOR, 1,054,531 shares AGAINST, and 16,301 shares ABSTAINED, with 3,615,063 broker non-votes. Therefore, the re-approval of the performance criteria and goals under the Escalade, Incorporated 2007 Incentive Plan was approved.

As to the approval of the amendment to the Escalade, Incorporated 2007 Incentive Plan, providing for the issuance of up to an additional one million five hundred thousand shares thereunder, the Company’s stockholders approved the amendment by a vote of 6,877,547 shares FOR, 1,867,944 shares AGAINST, and 15,351 shares ABSTAINED, with 3,615,063 broker non-votes. Therefore, the amendment to the Escalade, Incorporated 2007 Incentive Plan was approved.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Escalade, Incorporated has duly caused this report to be signed on its behalf in Evansville, Indiana by the undersigned hereunto duly authorized.

Date: May 1, 2012	ESCALADE, INCORPORATED

By: /s/ Deborah J. Meinert

Vice President Finance, Chief Financial Officer and Secretary